Exhibit 32.1

CERTIFICATION PURSUANT TO

RULE 13a-14(b) UNDER THE

SECURITIES EXCHANGE ACT OF 1934

In connection with the Quarterly Report of Teleflex Incorporated (the “Company”) on Form 10-Q for the period ending July 1, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Benson F. Smith, Chairman, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial position and results of operations of the Company.

Date: July 31, 2012	/s/ Benson F. Smith
Benson F. Smith
Chairman, President and Chief Executive Officer